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                                                                   EXHIBIT 10.60

                           NEGOTIABLE PROMISSORY NOTE

$150,000                       DECEMBER 23, 2003                   ANDOVER,
                                                                   MASSACHUSETTS

         1. FOR VALUE RECEIVED, NAVISITE, INC., A DELAWARE CORPORATION ("BORROWER"), PROMISES TO PAY TO THE ORDER OF U.S. MANAGERS REALTY, INC., A CALIFORNIA CORPORATION ("LENDER"), AT 2101 ROSECRANS AVENUE, SUITE 5252, El SEGUNDO, CALIFORNIA 90245, OR AT SUCH OTHER PLACE AS MAY BE DESIGNATED IN WRITING BY LENDER, THE PRINCIPAL SUM OF ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000), TOGETHER WITH INTEREST THEREON AT THE RATE OF ELEVEN PERCENT (11%) PER ANNUM, AND SUCH OTHER CHARGES AS MAY BE DUE IN CONNECTION WITH THIS NOTE AS DESCRIBED BELOW.

         2. BORROWER IS THE TENANT AND 400 RIVER LIMITED PARTNERSHIP IS THE LANDLORD UNDER A LEASE, DATED AS OF 5/14/1999 (AS AMENDED, THE "LEASE"), OF PREMISES LOCATED AT 400 MINUTEMAN ROAD, ANDOVER, MA 01810. BORROWER HAS ELECTED TO CONSTRUCT TENANT IMPROVEMENTS IN AND FOR THE SECOND FLOOR AREA OF THE PREMISES (THE "TENANT IMPROVEMENTS"). PURSUANT TO A LETTER AGREEMENT, DATED ON OR ABOUT THE DATE HEREOF, BETWEEN BORROWER AND LENDER (AS AMENDED, THE "LETTER AGREEMENT"), AND SUBJECT TO THE TERMS AND CONDITIONS THEREOF, LENDER HAS AGREED ON BORROWER'S BEHALF TO ENTER INTO A CONSTRUCTION CONTRACT WITH CARR ENTERPRISES, LTD. FOR, SUPERVISE CONSTRUCTION OF, AND LOAN A TOTAL OF ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000) TOWARDS THE COST OF, CERTAIN OF THE TENANT IMPROVEMENTS. THE AMOUNT SO LOANED BY LENDER IS TO BE REPAID AS SET FORTH IN THIS NOTE.

         3. BORROWER ALSO HAS ENTERED INTO A $2,200,000 PROMISSORY NOTE IN FAVOR OF LENDER, DATED __DECEMBER 1, 2003 (AS AMENDED, THE "$2.2 MILLION NOTE"), TO EVIDENCE OTHER AMOUNTS ADVANCED BY LENDER ON BORROWER'S BEHALF. THE $2.2 MILLION NOTE, THE LEASE AND THE LETTER AGREEMENT SOMETIMES ARE REFERRED TO COLLECTIVELY AS THE "OTHER AGREEMENTS."

         4. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS NOTE, THE OTHER AGREEMENTS OR ELSEWHERE: (a) LENDER WILL NOT BE REQUIRED TO ADVANCE OR LOAN ANY FUNDS TO BORROWER UNDER THIS NOTE OR OTHERWISE UNLESS THE TERMS AND CONDITIONS OF THE LETTER AGREEMENT HAVE BEEN SATISFIED AND BORROWER IS NOT IN DEFAULT THEREUNDER OR UNDER ANY OF THE OTHER AGREEMENTS; (b) IF LENDER FUNDS PURSUANT TO THE LETTER AGREEMENT IT WILL BE DEEMED TO HAVE FUNDED THE ENTIRE ONE HUNDRED FIFTY THOUSAND DOLLARS ($150,000) ON MARCH 1, 2004, EVEN IF ALL OR SOME PORTION IS FUNDED BEFORE OR AFTER THAT DATE; AND (c) A DEFAULT BY BORROWER UNDER THIS NOTE AUTOMATICALLY WILL BE DEEMED TO BE A DEFAULT BY BORROWER UNDER THE OTHER AGREEMENTS, AND A DEFAULT BY BORROWER UNDER ANY OF THE OTHER AGREEMENTS AUTOMATICALLY WILL BE DEEMED TO BE A DEFAULT BY BORROWER UNDER THIS NOTE, AND IN EITHER CASE LENDER AND LANDLORD EACH WILL HAVE THE RIGHT TO EXERCISE ANY OR ALL OF THEIR AVAILABLE RIGHTS AND REMEDIES UNDER THE APPLICABLE DOCUMENTS, ALL OF WHICH ARE CUMULATIVE AND NOT EXCLUSIVE (AND THE LANDLORD UNDER THE LEASE IS HEREBY MADE A THIRD PARTY BENEFICIARY FOR THESE PURPOSES). IF BORROWER DEFAULTS OR IS DEEMED TO HAVE DEFAULTED HEREUNDER, AMONG ITS OTHER RIGHTS LENDER WILL HAVE THE RIGHT, BUT NOT THE OBLIGATION, TO ACCELERATE ALL UNPAID INSTALLMENTS OF PRINCIPAL AND INTEREST HEREUNDER. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, BORROWER WILL BE PERMITTED A GRACE PERIOD OF SEVEN (7) DAYS AFTER NOTICE FROM LENDER TO SATISFY ANY PAYMENTS DUE OR PAYABLE HEREUNDER.

         5. PRINCIPAL AND INTEREST UNDER THIS NOTE WILL BE PAID BY BORROWER IN EQUAL MONTHLY INSTALLMENTS OF FOUR THOUSAND NINE HUNDRED TEN DOLLARS AND EIGHTY-ONE CENTS ($4,910.81) EACH STARTING ON APRIL 1, 2004 AND ON THE FIRST DAY OF EACH SUCCESSIVE MONTH THEREAFTER FOR THE NEXT THIRTY-FIVE (35) MONTHS THROUGH AND INCLUDING MARCH 1, 2007. ALL AMOUNTS PAID BY BORROWER FIRST WILL BE CREDITED TO CHARGES OTHER THAN INTEREST OR PRINCIPAL DUE UNDER THIS NOTE, THEN TO INTEREST DUE AND THEN TO PRINCIPAL. ALL AMOUNTS DUE WILL BE PAID IN U.S. DOLLARS AND IN IMMEDIATELY AVAILABLE FUNDS, AND AMOUNTS NOT PAID WHEN DUE WILL BEAR INTEREST AT THE RATE OF ELEVEN PERCENT (11%) PER ANNUM FROM THE DATE DUE UNTIL PAID IN FULL. BORROWER WILL HAVE THE RIGHT TO PARTIALLY OR FULLY PREPAY THIS NOTE AT ANY TIME.

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         6.       IF FOR ANY REASON ANY AMOUNTS DUE UNDER THIS NOTE ARE DEEMED
TO BE USURIOUS OR UNLAWFUL, THEN THOSE AMOUNTS DUE SHALL BE DEEMED REDUCED TO THE LEGAL MAXIMUM AND ADDITIONAL AMOUNTS COLLECTED SHALL BE DEEMED TO HAVE BEEN APPLIED TO PRINCIPAL OR, IF SUCH APPLICATION IS UNLAWFUL, SHALL BE CREDITED AGAINST AMOUNTS NEXT DUE FROM BORROWER OR BE REFUNDED TO BORROWER.

         7. BORROWER IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY PROCEEDING INSTITUTED BY OR AGAINST BORROWER RELATING TO THIS NOTE. BORROWER IRREVOCABLY WAIVES: PRESENTMENT; PROTEST; DEMAND AND ALL DEFENSES, COUNTERCLAIMS, OFFSETS, CREDITS OR OTHER DEFENSES TO THIS NOTE OR PAYMENT HEREUNDER; NOTICE OF DISHONOR; NOTICE OF ACCELERATION; NOTICE OF PROTEST AND NONPAYMENT; DILIGENCE IN TAKING ANY ACTION TO COLLECT ANY SUMS OWING UNDER THIS NOTE; AND ALL OTHER NOTICES OR DEMANDS IN CONNECTION WITH THE DELIVERY, ACCEPTANCE, PERFORMANCE, DEFAULT OR ENFORCEMENT OF THIS NOTE. THIS NOTE AND BORROWER'S OBLIGATIONS HEREUNDER ARE AND WILL CONTINUE TO BE ABSOLUTE, UNCONDITIONAL, VALID AND ENFORCEABLE BY LENDER REGARDLESS OF ANY AGREEMENTS OR CIRCUMSTANCES OF ANY NATURE UNDER THE OTHER AGREEMENTS (INCLUDING, WITHOUT LIMITATION, ACTUAL OR ALLEGED CLAIMS AGAINST OR DEFAULTS BY LENDER OR OTHER PARTIES UNDER ANY OF THE OTHER AGREEMENTS), AND THE TERMS OF THE OTHER AGREEMENTS ARE ENTIRELY UNAFFECTED BY THIS NOTE AND THE ACTIONS OF THE PARTIES HEREUNDER (EXCEPT FOR THE CROSS-DEFAULT PROVISIONS IN SECTION 4 ABOVE).

         8. TIME IS OF THE ESSENCE. THIS NOTE WILL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LOCAL, INTERNAL LAWS OF THE COMMONWEALTH OF MASSACHUSETTS APPLICABLE TO AGREEMENTS ENTERED INTO AND TO BE PERFORMED WHOLLY THEREIN. THE PARTIES CONSENT AND SUBMIT TO THE SOLE AND EXCLUSIVE JURISDICTION AND VENUE OF ANY FEDERAL OR STATE COURT IN BOSTON, MASSACHUSETTS, AND AGREE NOT TO CONTEST SUCH JURISDICTION AND VENUE. BORROWER WILL PAY TO LENDER ALL REASONABLE COSTS AND EXPENSES, INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS=FEES AND COSTS AND COSTS OF DISCOVERY, INCURRED BY LENDER IN ANY SUIT, ACTION, OR PROCEEDING TO COLLECT SUMS OWED OR ENFORCE OR INTERPRET LENDER'S RIGHTS UNDER OR IN CONNECTION WITH THIS NOTE. THIS NOTE IS AN INTEGRATED AGREEMENT. THIS NOTE IS BINDING ON BORROWER AND ITS SUCCESSORS AND ASSIGNS AND INURES TO THE BENEFIT OF LENDER, LANDLORD UNDER THE LEASE (FOR THE PURPOSES STATED HEREIN), AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS. IF ANY PORTION OF THIS NOTE IS HELD TO BE INVALID OR UNENFORCEABLE, THE OTHER PROVISIONS OF THIS NOTE WILL REMAIN IN FULL FORCE AND EFFECT. ALL WAIVERS MUST BE IN WRITING, SPECIFY THE ACT OR OMISSION WAIVED AND BE SIGNED BY THE PARTY CHARGED WITH THE WAIVER. THIS NOTE MAY NOT BE AMENDED EXCEPT BY WRITTEN AGREEMENT SIGNED BY BORROWER AND LENDER.

         IN WITNESS WHEREOF, BORROWER, INTENDING TO BE LEGALLY BOUND, HAS EXECUTED THIS NOTE UNDER SEAL AS OF THE DATE FIRST SET FORTH ABOVE.

NaviSite, INC,

/s/ Arthur P. Becker
------------------------
NAME: ARTHUR P. BECKER
TITLE: CHIEF EXECUTIVE OFFICER & PRESIDENT
AUTHORIZED SIGNATURE
DATE: DECEMBER 23, 2003

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